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                                 EXHIBIT 99.1
                                FIRST AMENDMENT
                                ---------------
                        TO THE ASSET PURCHASE AGREEMENT
                        -------------------------------

     This First Amendment to the Asset Purchase Agreement ("First Amendment") is made and entered into as of the 31st day of May, 2000, by and among MOVIE TRADER, INC. ("MOVIE"), a California corporation, with its principal office located at 8593 Hydra Lane, San Diego, California 92126 ; JEFFREY D. CLARK ("J. CLARK"), an individual and 50% stockholder of MOVIE, with his principal address at 8593 Hydra Lane, San Diego, California 92126; DEBBI McGILL-CLARK ("D. CLARK"), an individual and 50% stockholder of MOVIE, with her principal address at 8593 Hydra Lane, San Diego, California 92126 (J. CLARK AND D. CLARK are collectively referred to herein as "CLARK"); COMPACT DISC MANAGEMENT, INC. ("CDMI"), a Delaware corporation, and CD WAREHOUSE, INC. ("CDWI"), a Delaware corporation, with their principal offices located at 1204 Sovereign Row, Oklahoma City, Oklahoma 73108 (CDMI and CDWI are collectively referred to herein as "CD"), with respect to the following facts:

     A. CD, MOVIE and CLARK are parties to an Asset Purchase Agreement dated February 22, 1999 ("the Asset Purchase Agreement")

     B. The parties hereto desire to change certain of the terms of the Asset Purchase Agreement and other agreements among them, which are described in the Asset Purchase Agreement and documents which are exhibits or schedules to the Asset Purchase Agreement.

     C. MOVIE and CLARK desire to re-enter the retail used compact discs business, terminate the current Employment Agreement between CD and J. CLARK, and compete with CD, subject to the certain and strict limitations described herein.

     D. CD desires to sever its relationship with MOVIE and CLARK, terminate its obligations with respect to J. CLARK's Employment Agreement, and allow CLARK and MOVIE to compete, subject to the certain and strict limitations described herein.

     E. In order to accomplish their desired goals, the parties have agreed to the terms and conditions set forth in the First Amendment.

     THEREFORE, incorporating the facts set forth above, the parties agree as follows:

     1. The following Agreements among the parties are, except as set forth herein, terminated effective on the date hereof and all obligations of any party thereunder, except with respect to obligations relating to the time up to the date hereof and remaining obligations described herein shall cease:

          (a) Employment Agreement by and between CDWI and J. Clark, dated
              ------------------------------------------------------------
February 22, 1999, except as follows:
-------------------------------------

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               (i)   Section 4.1 shall remain in full force and effect with
respect to claims relating to events which occurred during the Employment
Period;

               (ii) Section 6.4 shall remain in full force, except for knowledge CLARK possessed before and/or without regard to his relationship with CD;

               (iii) Section 6.5 shall remain in full force;

               (iv) Section 6.6 shall remain in effect, except with respect to employees (a) who voluntarily leave employment with CD and (b) for whom five (5) days written consent of CD is received;

               (v) Section 6.7 shall remain in effect until February 22, 2004, only with respect to: San Diego County; a two (2) mile radius around the current location of CD facilities located at 200 Main Street, #113, Huntington Beach, California 92648; 3995-A, Alton Parkway, Irvine, California 92612; and a fifteen
(15) mile radius around 72-216 Highway 111, Suite F-3, Palm Desert, California 92260;

               (vi)  Section 6.8 shall remain in full force; and,

               (vii) Article 8 shall remain in full force and effect only with respect to Sections 8.2, 8.3., 8.7, 8.8 and 8.15.

          (b)  Indemnification Pledge Agreement.  Effective on the execution of
               --------------------------------
the First Amendment, all stock held pursuant to the Indemnification Pledge Agreement shall be released to MOVIE and any restrictions on transferability relating to the Indemnification Pledge Agreement shall be removed.

          (c)  Computer Software License Agreement by and between Compact Discs
               ----------------------------------------------------------------
Management, Inc., and Movie Trader, Inc. dated February 22, 1999 including the
------------------------------------------------------------------------------
right of first refusal described in Section 1.5(b) of the Asset Purchase
------------------------------------------------------------------------
Agreement.
----------

          (d)  Operating Agreement.
               -------------------

          (e)  Supply Agreement.
               -----------------

     2. The Asset Purchase Agreement shall remain in full force except to the extent it is revised as follows:

          (a)  Section 1.2(d) is revised to read as follows:

               "(d)  Assets Relating to Movie Trader Store.  All of the Seller's
                     -------------------------------------
               assets relating to the retail business conducted at the "Movie Trader" store located at 1225 Garnet Avenue, San Diego, California (the "Movie Trader Store"), including (i) inventories of movies, laser discs, DVDs, video

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               games and cassettes; (ii) all equipment and tangible personal property of the Movie Trader Store, including, without limitation, furniture and leasehold improvements, rights under the lease underlying the Movie Trader Store, and rights under any other contracts relating to the Movie Trader Store; and (iii) all of Seller's right, title and interest in and to the name "Movie Trader," trademarks, patents, trade names, service marks, copyrights, processes, trade secrets, proprietary and technical information, know-how, other trade rights and other intangible assets, together with all right to, and applications and licenses for, any of the foregoing relating to such name; provided,
                                                                --------
               however, Seller agrees that the business conducted by the Movie
               -------
               Trader Stores in the following areas shall not include the retail purchase or sale of audio compact discs for the period ending February 21, 2004: San Diego County; a two (2) mile radius around the current location of CD facilities located at 200 Main Street, #113, Huntington Beach, California 92648; 3995-A Alton Parkway, Irvine, California 92612; and a fifteen (15) mile radius around 72-216 Highway 111, Suite F-3, Palm Desert, California."

          (b)  Section 1.2(e) is amended to read as follows:

               "(e)  Other Leased Space.  Seller's rights under the leases
                     -------------------
               underlying the rental space at Kobey's Swap Meet, the Sport Arena, San Diego, California, at Kobey's Market Place, Chula Vista, California (collectively, the "Kobey Leases"), and any other San Diego County Swap Meet or special event; the business conducted by Seller at such locations may include the retail purchase or sale of audio compact discs. J. Clark shall be permitted to perform in store promotions with artist presentations at such locations, and such conduct or activity shall be permitted even if it relates to the retail sale of audio compact discs."

          (c) Section 1.2(f) is revised to read as follows:

               "(f)   Assets Relating to the "Huge Secret" Record Label.  All of
                      -------------------------------------------------
               the Seller's assets relating to the business conducted by CLARK under the "Huge Secret" record label (the "Record Label"), including (i) all musical and recording equipment and other tangible personal property relating to recordings of J. CLARK under such label; (ii) all of CLARK's and/or the Record Label's right, title and interest in and to the name "Huge Secret," trademarks, patents, trade names, service marks, copyrights, processes, trade secrets, proprietary and technical information, know-how, other trade rights and other intangible assets, together with all right to, and applications and licenses for, any of the foregoing relating to such name; including CLARK's and/or the Record Label's right, title and interest in audio recordings made or to be made by J. CLARK; provided, however,
                                                          -----------------
               Seller and CLARK agree that except for sale of compact discs and

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               memorabilia at live band performances in which J. CLARK performs, the business conducted by the Record Label after the Closing of the First Amendment shall not include the retail purchase or sale of audio compact discs or be, in any way, except as specifically permitted by the First Amendment, competitive with the business conducted by Buyer in San Diego County or within a two (2) mile radius of around the current location of CD facilities located at 200 Main Street, #113, Huntington Beach, California 92648; 3995-A Alton Parkway, Irvine, California 92612; and a fifteen (15) mile radius around 72-216 Highway 111, Suite F-3, Palm Desert, California 92260. Seller and CLARK agree that, with respect to any business conducted by them under the Record Label pursuant to this Section 1.2(f), each of them shall be bound by the provisions hereof until February 21, 2004."

          (d) The geographical limitations of Section 5.7 are limited to San Diego County, California and a 2 mile radius around the current location of CD facilities located at 200 Main Street, #113, Huntington Beach, California 92648; 3995-A Alton Parkway, Irvine, California 92612; and a fifteen (15) mile radius around 72-216 Highway 111, Suite F-3, Palm Desert, California 92260; and Section
5.7 shall terminate on February 21, 2004.

     3. CD agrees to grant MOVIE and CLARK a license to use the name CD Exchange upon request by CLARK or MOVIE. Such license, if requested, will be issued free of any cost, charge or expense to MOVIE and/or CLARK and will not be assignable .

     4. CD shall have no interest in the Norwalk Distributors, Inc. ("Norwalk") transaction currently pending between CLARK, MOVIE and NORWALK.

     5. MOVIE and CLARK shall be entitled to compete with CD freely and without any limitations, except for retail stores in San Diego County, California, and retail stores within a 2 mile radius around the current location of CD facilities located at 200 Main Street, #113, Huntington Beach, California 92648; 3995-A Alton Parkway, Irvine, California 92612; and a fifteen (15) mile radius around 72-216 Highway 111, Suite F-3, Palm Desert, California 92260. All limitations on competition by MOVIE or CLARK shall terminate February 21, 2004.

     6.   The consideration for the First Amendment is as follows:

          (a) CD shall be relieved of its obligations to make payments to J. CLARK under his Employment Agreement for all periods commencing after the date the First Amendment is signed by all parties hereto. This provision shall also apply to any bonus due to CLARK under the Employment Agreement.

          (b) The stock referenced in Section 1(b) of this First Amendment shall be released.

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     7.   Except for the limitations on certain competition and the obligations which remain to be performed by the parties as set forth herein, each of the parties hereto, in every possible capacity including, but not limited to, their capacity as individuals, trustees, Directors, Officers, Shareholders, owners, agents and employees, jointly, severally and collectively, for themselves, their heirs, executors, administrators, successors, Shareholders, Officers, Directors, assigns, agents, servants, and representatives, do hereby fully release and discharge each other, their heirs, executors, administrators, successors, assigns, agents, servants, representatives, Shareholders, Directors, Officers, and attorneys from any and all claims, demands, liabilities, actions, and causes of action of any nature or sort, liquidated or unliquidated, past, present and future arising out of or relating to the Policy and all matters connected with the issuance and administration thereof from the beginning of time to the present.

     8. Each of the parties hereto expressly waives the benefits and provisions of Section 1542 of the Civil Code of the State of California, which section provides as follows:

     "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor."

     This release provision may be pleaded as a full and complete defense to and may be used as the basis for an injunction against any action, suit, claim, or other proceeding which may be prosecuted, initiated or attempted in violation of the terms hereof. The prevailing party in such action shall be entitled to receive reasonable attorneys' fees and other related legal expenses incurred in prosecuting and/or in defending against any suit, action or claim brought or attempted in violation of the terms of the First Amendment or incurred in prosecuting any suit to specifically enforce any of the executory terms of the First Amendment.

     9. The parties represent and warrant that they have the right to execute the First Amendment in the capacities stated herein and that they have not sold, assigned, transferred, or otherwise disposed of any claim or demand against the other party.

     10. The First Amendment is binding upon and shall inure to the benefit of all heirs, successors and assigns of the parties hereto, including successors by operation of law.

     11. The provisions of the First Amendment are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable in whole or in part the remaining provisions and any partially enforceable provisions to the extent enforceable shall nevertheless be binding and enforceable.

     12. No modifications or revisions hereof shall have any force and effect unless the same shall be in writing and accepted by the parties and executed by the parties.

     13. Each party hereto acknowledges that he/she or it has thoroughly read the First Amendment, fully understands the same, and has had an opportunity to consult with an attorney

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concerning same. Each of the parties hereto is satisfied with the First
Amendment and has signed same voluntarily.

     14. The First Amendment shall be effective upon execution by all parties hereto and any party may thereafter seek specific performance of any of the executory terms of the First Amendment.

     15. In the event there is a conflict between the First Amendment and any of the existing Agreements among the parties, including without limitation the Asset Purchase Agreement and any Agreements referenced therein, the terms of the First Amendment shall prevail.

     16. The First Amendment may be signed in separate counterparts or duplicate copies and any signed counterpart or duplicate copy shall be deemed to be an original for all purposes.

     IN WITNESS WHEREOF, each of the parties hereto has caused the First Amendment to be signed in counterparts all as of the date first above written.


                              MOVIE TRADER, INC.


                              By:
                                 JEFFREY D. CLARK, President


                              JEFFREY D. CLARK


                              DEBBI McGILL-CLARK


                              COMPACT DISCS MANAGEMENT, INC.


                              By:


                              CD WAREHOUSE, INC.



                              By:

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